UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

December 31, 2002

Vicuron Pharmaceuticals Inc.

(Exact Name of Registrant As Specified in its Charter)

Delaware	000-31145	04-3278032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

455 South Gulph Road, King of Prussia, PA 19406
(Address of Principal Executive Offices) (Zip Code)

(610) 205-2300
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

As previously announced, effective February 28, 2003, Biosearch Italia S.p.A merged with and into Vicuron Pharmaceuticals Inc., with Vicuron continuing as the surviving corporation.  (In March 2003, we changed our name from Versicor Inc. to Vicuron Pharmaceuticals Inc.)  The merger was approved by stockholders pursuant to a Proxy Statement/Prospectus dated November 5, 2002, which included audited financial statements of Biosearch at and for the two-year period ended December 31, 2001.

The purpose of this current report on Form 8-K is to file audited Biosearch financial statements as of December 31, 2002 and 2001 and for the three-year period ended December 31, 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)                                  Financial Statements of Business Acquired

Although not required by this line item of Form 8-K, this Report includes the consolidated financial statements of Biosearch Italia S.p.A., as listed on the Index to Consolidated Financial Statements (appearing on the following page), which have been audited as stated in the accompanying report of PricewaterhouseCoopers SpA.

(b)                                  Pro Forma Financial Information

Not applicable.

(c)                                  Exhibits

The consent of PricewaterhouseCoopers SpA is filed as exhibit 23.1.

BIOSEARCH ITALIA S.p.A.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of

Biosearch Italia S.p.A.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, of changes in stockholders’ equity and comprehensive income (loss) and of cash flows present fairly, in all material respects, the financial position of Biosearch Italia S.p.A. and its subsidiary at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers SpA

Carlo de Vilas
(Partner)

Milan, Italy
February 28, 2003

BIOSEARCH ITALIA S.p.A.

CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	December 31,
	2002	2001

ASSETS
Current assets:
Cash and cash equivalents	€13.721	€5.709
Trading securities	80.546	102.570
Available-for-sale securities	1.683	6.098
Accounts receivable, net of allowance for doubtful accounts of €11 and €8	3.194	9.111
Accrued reimbursements receivable	731	412
Prepaid expenses and other current assets	2.128	1.554

Total current assets	102.003	125.454

Long-term receivables	6.488	4.637
Restricted available-for-sale securities	5.593	2.334
Held-to-maturity securities	457	457
Property, plant and equipment, net	14.755	6.588

Total assets	€129.296	€139.470

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	€7.344	€6.080
Accrued liabilities	1.828	1.720
Deferred revenue	2.168	2.848
Current portion of capital lease obligations	165	237
Current portion of long-term debt	66	22

Total current liabilities	11.571	10.907

Advances received	2.672	—
Capital lease obligations, net of current portion	72	237
Long-term debt, net of current portion	1.067	407

Total liabilities	15.382	11.551

Commitments (Note 7)

Stockholders’ equity:
Common stock; €1.00 par value per share, 12,410,500 and authorized; 12,160,500 and 12,160,500 shares issued	12.161	12.161
Additional paid-in capital	147.487	147.433
Accumulated other comprehensive income	1.325	5.239
Accumulated deficit	(45.770)	(36.279)
Treasury stock; at cost, 76,351 and 37,145 shares	(1.289)	(635)

Total stockholders’ equity	113.914	127.919

Total liabilities and stockholders’ equity	€129.296	€139.470

The accompanying notes are an integral part of these consolidated financial statements.

BIOSEARCH ITALIA S.p.A.

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Year Ended December 31,
	2002	2001	2000

Revenues:
License fees and milestones	€1.182	€3.484	€3.066
Research and development consulting and contract services and government grants	4.266	3.749	5.766
Total revenues	5.448	7.233	8.832

Operating expenses:
Research and development (excluding stock-based compensation expense)	12.155	16.756	9.008
Research and development - stock-based compensation expense	54	—	19.173
Total research and development expense	12.209	16.756	28.181

General, sales and administrative (excluding stock-based compensation expense)	5.791	4.251	2.427
General, sales and administrative - stock-based compensation expense	—	—	2.407
Total general, sales and administrative expense	5.791	4.251	4.834

Loss (gain) on trading securities	(1.495)	(1.812)	2.970
Amortization of negative goodwill	—	(1.268)	(1.268)
Total operating expenses	16.505	17.927	34.717

Loss from operations	(11.057)	(10.694)	(25.885)
Investment income (expense)	1.566	(163)	319
Net loss	€(9.491)	€(10.857)	€(25.566)

Net loss per share:
Basic and diluted	€(0,78)	€(0,89)	€(2,69)
Weighted average shares	12.092.876	12.154.070	9.504.730

The accompanying notes are an integral part of these consolidated financial statements.

BIOSEARCH ITALIA S.p.A.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME (LOSS)

(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Preferred Stock		Common Stock		Additional Paid-in Capital	Accumulated Other Comprehensive Income	Retained Earnings (Accumulated Deficit)	Treasury Stock	Total Stockholders’ Equity
	Number of Shares	Par Value	Number of Shares	Par Value

Balances, January 1, 2000	499.200	€500	6.929.364	€6.929	€(544)	€—	€144	€—	€7.029
Conversion of preferred stock into common stock	(499.200)	(500)	499.200	500					—
Exercise of common stock options			520.000	520					520
Issuance of common stock in connection with conversion of convertible bond			1.093.430	1.093	6.449				7.542
Issuance of common stock at €42.50 per share, net of issuance costs of €9,470			3.118.506	3.119	119.948				123.067
Stock-based compensation expense					21.580				21.580
Comprehensive loss:
Net loss							(25.566)
Change in unrealized gain (loss) on available-for- sale securities						2.032
Total comprehensive loss									(23.534)
Balances, December 31, 2000	—	—	12.160.500	12.161	147.433	2.032	(25.422)	—	136.204
Repurchases of common stock								(975)	(975)
Sales of treasury stock								340	340
Comprehensive loss:
Net loss							(10.857)
Change in unrealized gain (loss) on available-for-sale securities						2.423
Reclassification adjustment for loss on available-for-sale securities included in net loss						784
Total comprehensive loss									(7.650)
Balances, December 31, 2001	—	—	12.160.500	12.161	147.433	5.239	(36.279)	(635)	127.919
Repurchases of common stock								(654)	(654)
Stock-based compensation expense					54				54
Comprehensive loss:
Net loss							(9.491)
Change in unrealized gain (loss) on available-for-sale securities						(2.990)
Reclassification adjustment for gain on sale of available-for-sale securities included in net loss						(1.080)
Reclassification adjustment for impairment of availale-for-sale securities included in net loss						156
Total comprehensive loss									(13.405)
Balances, December 31, 2002	—	€—	12.160.500	€12.161	€147.487	€1.325	€(45.770)	€(1.289)	€113.914

The accompanying notes are an integral part of these consolidated financial statements.

BIOSEARCH ITALIA S.p.A.

CONSOLDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

	Year Ended December 31,
	2002	2001	2000

Cash flows from operating activities:
Net loss	€(9.491)	€(10.857)	€(25.566)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1.013	817	372
Amortization of negative goodwill	—	(1.268)	(1.268)
Amortization of discount/premium on restricted held-to-maturity securities	—	(1)	(1)
Loss (gain) on sale of property, plant and equipment	51	(1)	14
Stock-based compensation expense	54	—	21.580
Non-cash impairment of available-for-sale marketable securities	156	784	—
Gain on sale of available-for-sale marketable securities	(941)	—	—
Gain on sale of restricted available-for-sale marketable securities	(139)
Changes in operating assets and liabilities:
Trading securities	18.949	17.969	(112.507)
Accounts receivable	5.917	(6.382)	(710)
Accrued reimbursements receivable	(319)	3.318	(2.257)
Prepaid expenses and other current assets	(574)	(630)	(56)
Long-term receivables	(1.851)	(1.686)	(2.815)
Accounts payable	1.264	2.332	1.503
Accrued liabilities	108	(17)	254
Deferred revenue	(680)	272	(22)
Advances received	2.672	—	—
Net cash provided by (used in) operating activities	16.189	4.650	(121.479)

Cash flows from investing activities:
Additions to property, plant and equipment	(9.270)	(4.812)	(1.009)
Proceeds from the sale of property, plant and equipment	39	3	1
Proceeds from sales of available-for-sale securities	1.241	—	—
Sales of restricted available-for-sale securities	5.548
Purchases of restricted available-for-sale securities	(5.548)	(31)	—
Purchases of restricted held-to-maturity securities		—	(455)
Net cash used in investing activities	(7.990)	(4.840)	(1.463)

Cash flows from financing activities:
Payment of capital lease obligations	(237)	(280)	(201)
Payment of long-term debt	(128)	—	(1.446)
Proceeds from issuance of long-term debt	832	—	429
Repurchases of common stock	(654)	(975)	—
Proceeds from the sale of treasury stock		340	—
Proceeds from the exercise of employee stock options		—	520
Proceeds from sale of common stock at initial public offering, net of issuance costs		—	123.067
Proceeds from sale of common stock in conjunction with conversion of convertible bond		—	6.456
Net cash provided by (used in) financing activities	(187)	(915)	128.825
Net change in cash and cash equivalents	8.012	(1.105)	5.883
Cash and cash equivalents at beginning of period	5.709	6.814	931
Cash and cash equivalents at end of period	€13.721	€5.709	€6.814

Non-cash investing and financing activities:
Acquisition of property, plant and equipment through capital lease	€—	€393	€194
Conversion of convertible bond into common stock	€—	€—	€1.086
Conversion of preferred stock into common stock	€—	€—	€500
Change in unrealized gain (loss) on available-for-sale securities	€(3.174)	€3.304	€1.935
Change in unrealized gain (loss) on restricted available-for-sale securities	€184	€(97)	€97
Reclassification of trading securities to restricted available-for-sale securities	€3.075	€—	€2.303

The accompanying notes are an integral part of these consolidated financial statements.

Biosearch Italia S.p.A.

Notes to Consolidated Financial Statements

Amounts in thousands (except for share and per share amounts)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

THE COMPANY

Biosearch Italia S.p.A. (“Biosearch” or the  “Company”) is a biopharmaceutical company specializing in the phases of discovery and development of new antibacterial and anti-fungal infectious disease pharmaceutical products for hospital use.  The Company was established in the form of a limited liability company under the name GRC S.r.l. in September 1996. In December 1996 a management buy-out was completed, in which Lepetit Group, an Italian affiliate of HMR Aventis, transferred its research center in Gerenzano, Italy, to the Company.  Subsequently, GRC S.r.l. was incorporated as Biosearch Italia S.p.A., a joint stock company.

In March 2000, the shareholders of the Company approved the conversion of the Company’s share capital from Lire to Euro and approved a 13 for 25 reverse split of common stock in order to arrive at a par value of €1 per share. All references to number of shares and per share amounts of the Company’s common and preferred stock in the accompanying financial statements and notes have been restated to reflect the conversion and stock split.

In March 2000, the 499,200 outstanding shares of the Company’s preferred stock were converted into an equal number of shares of the Company’s common stock.

In July 2000, the Company sold 2,835,000 shares of its common stock at €42.50 per share in an initial public offering on Italy’s Nuovo Mercato. In August 2000, the underwriters exercised their over-allotment option to purchase an additional 283,506 shares of common stock from the Company at €42.50 per share.  The Company received net proceeds of €123,067 from the initial public offering and the over-allotment after payment of underwriting discounts and commissions and other direct expenses of €9,470.  Existing stockholders sold 945,000 and 283,494 shares of common stock in the initial public offering and in the exercise of the over-allotment option, respectively, for €42.50 per share before discounts, commissions, and expenses.

In July 2002, the Company’s Board of Directors approved a definitive agreement and plan of merger whereby the Company will merge with and into Versicor Inc (“Versicor”), a company based in the United States with stock publicly traded on the NASDAQ market.  The merger agreements provide that the Company’s shareholders will receive 1.77 shares of newly issued Versicor common stock in exchange for each share of the Company’s common stock.  The Company has receivables of €248 recorded from Versicor as of December 31, 2002. The Company recognized revenue under a license and collaboration agreement with Versicor of €1,002, €1,840 and €173 for the years ended December 31, 2002, 2001 and 2000, respectively.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Some of the more significant estimates include depreciation, amortization and impairment of long-lived assets and the deferred tax asset valuation allowance. Actual results could differ from those estimates.

CERTAIN RISKS AND UNCERTAINTIES

The Company is subject to risks common to companies in the bio-pharmaceutical industry including, but not limited to, new technological innovations, dependence on key personnel, protection of proprietary technology, compliance with government regulations, uncertainty of regulatory and market acceptance of products, product liability and the need to obtain financing.

CONSOLIDATION

The consolidated financial statements include all majority owned subsidiaries in which the Company has the ability to exercise control. All intercompany transactions have been eliminated in consolidation.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

CONCENTRATION OF CREDIT RISKS

As of December 31, 2002, the majority of the Company’s cash, cash equivalents and marketable securities were placed with three major financial institutions.

Four customers represented 87% of the Company’s total revenues for the year ended December 31, 2002.  Three customers represented 89% of the Company’s total revenues for the year ended December 31, 2001. Two customers represented 96% of the Company’s total revenues for the year ended December 31, 2000.  As of December 31, 2002, two customers represented 74% of account receivables and as of December 31, 2001, one customer represented 90% of accounts receivable.

MARKETABLE SECURITIES AND RESTRICTED SECURITIES

Marketable securities classified as trading in accordance with Statement of Financial Accounting Standard No. 115, (SFAS 115)”Accounting for Certain Investments in Debt and Equity Securities” are stated at fair value with associated unrealized gains or losses recorded in investment income (expense) within the Company’s Consolidated Statements of Operations.  Marketable securities classified as available-for-sale in accordance with SFAS 115 are stated at fair value with unrealized gains and losses recorded in comprehensive income (loss) as a separate component of stockholders’ equity.  Realized gains or losses are determined based on the specific identification method.  The fair value of all securities is determined by quoted market prices.

Debt securities are classified as held-to-maturity securities under SFAS 115 because the Company has the positive intent and ability to hold the securities to maturity. All held-to-maturity securities are stated at amortized cost, adjusted for amortization of premiums and accretion discounts to maturity.

Restricted securities relate to securities purchased in connection with guarantees required under government grant agreements.  These securities are classified as non-current assets based on the terms of the restrictions.  All restricted equity securities are classified as available-for-sale securities in accordance with SFAS 115, as discussed above.

The Company periodically evaluates whether the declines in fair value of its investments are other-than-temporary. This evaluation consists of a review of qualitative and quantitative factors by members of management. The Company considers various factors to determine whether declines in fair value are other-than-temporary, such as the investee’s financial condition, results of operations, operating trends and other financial ratios. The evaluation also considers publicly available information regarding the investee company, including reports from investment analysts and other publicly available investee-specific news or general market conditions.  Other-than-temporary reductions in market value of €156 and €784 are included in investment expense for the years ended December 31, 2002 and 2001, respectively.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of certain of the Company’s financial instruments including cash and cash equivalents, accounts receivable, other receivables and assets, accounts payable, accrued liabilities and other payables and liabilities, approximate fair value due to their short maturities.  Marketable and restricted securities classified as available-for-sale and trading securities are carried at fair value.  Securities classified as held-to-maturity securities are carried at amortized cost, which approximates fair value.  Based on borrowing rates currently available to the Company for loans with similar terms for similar circumstances, the carrying value of its debt obligations approximates fair value.

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are stated at cost and depreciated on a straight-line basis over the estimated useful lives of the assets or the lease term of the respective assets, if shorter.  Gains and losses upon asset disposal are reflected in operations in the period of disposal.

The following is a summary of estimated useful lives of the Company’s property, plant and equipment:

Useful Lives

Buildings	10 - 18 years
Laboratory equipment	2.5 - 5 years
Machinery, equipment and vehicles	1.25 - 8 years
Furniture and fixtures	8 - 10 years

NEGATIVE GOODWILL

Negative goodwill represents the excess of the fair market value of the identifiable net assets at the date of acquisition over the cost of the business acquired.  Negative goodwill of €6,340 was recorded in the Company’s books is connection with the management buy-out in 1996 and was amortized on a straight-line basis over the estimated period to be benefited, determined by management to be five years.  Amounts were fully amortized at December 31, 2001.

LONG-LIVED ASSETS

The Company periodically reviews the value of long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of these assets are no longer appropriate.  Each impairment test is based on a comparison of the future undiscounted cash flows arising from the assets with the carrying value of the asset.  If an impairment is indicated, the asset is written down to its estimated fair value on a discounted cash flow basis.

REVENUE RECOGNITION

Nonrefundable and noncreditable up-front fees received under license agreements are recognized ratably over the period of the arrangement.  Where the Company is obligated to provide specified future deliverables for no consideration under a licensing agreement, a portion of the up-front payment equal to the fair value of the future deliverable is deferred until delivery occurs.  Nonrefundable and noncreditable milestone payments received are recognized upon the completion of substantive milestones as specified in the related agreements.  Deferred revenue is comprised of cash received in advance of the related revenue being recognized.

Revenue from fee-for-service research and development consulting is nonrefundable and is recognized upon completion of the services and acceptance by the customer. Additionally, certain fee-for-service agreements provide for royalties to be paid to the Company for future sales of product. To date, no royalties have been earned as there have been no sales of product. Qualifying costs for certain research and development projects are partially reimbursed through research and development grants from the Ministero Istruzione Universita Ricerca (“MIUR”), a department of the Italian national government, and certain other governmental entities. Such amounts to be reimbursed are recorded as revenue in the period the related costs are incurred. Qualifying costs incurred which have not been submitted for reimbursement are recorded as accrued reimbursements receivable in the Company’s Consolidated Balance Sheet.  Qualifying costs for which the Company has requested reimbursement but has not yet received payment are included in accounts receivable and long-term receivables in the Company’s Consolidated Balance Sheets.

RESEARCH AND DEVELOPMENT

Research and development costs are charged to operations as incurred.

STOCK-BASED COMPENSATION

The Company accounts for its stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board Opinion No. 25 (“APB 25”), “Accounting for Stock Issued to Employees” and complies with the disclosure provisions of SFAS No. 123, “Accounting for Stock Based Compensation”.  Under APB 25, unearned compensation expense is based on the difference, if any, on the date of grant, between the fair value of the Company’s stock and the exercise price of the options.  Unearned compensation is amortized and expensed in accordance with Financial Accounting Standards Board Interpretation No. 28.  The Company accounts for stock issued to non-employees in accordance with the provisions of SFAS No. 123 and Emerging Issues Task Force No. 96-18, “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”.

INCOME TAXES

Deferred tax assets and liabilities are recognized principally for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts.

NET LOSS PER SHARE

Basic net loss per share is computed using the weighted average number of shares of common stock outstanding.  Diluted net loss per share does not differ from basic net loss per share since potential common shares are antidilutive for all periods presented and therefore are excluded from the calculation of diluted net loss per share.  For the year ended December 31, 2000, the Company has excluded 1,093,430 and 499,200 shares of potentially dilutive common stock from the computation of net loss per share relating to shares issuable under the convertible bond agreement and upon conversion of preferred stock, respectively, because their effects would have been antidilutive.  The Company has excluded 250,000 and 520,000 shares of potentially dilutive common stock from the computation of net loss per share for the years ended December 31, 2002 and 2000, respectively, relating to stock options because their effect would have been antidilutive.  No potentially dilutive securities were outstanding during the year ended December 31, 2001.

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2001, the Financial Accounting Standards Board (FASB or the “Board”) issued Statement of Financial Accounting Standards No. 141, Business Combinations (SFAS 141), and Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (SFAS 142), collectively referred to as the “Standards”.  The Company adopted the provisions of SFAS 142 as of January 1, 2002, which had no impact on the results of its operations.  Application of the nonamortization and impairment provisions of SFAS 142 will not have a material impact on the results of its operations, as the Company had no goodwill or intangibles assets at the date of adoption. The following table presents the Company’s net loss for the periods prior to adoption of SFAS 142 adjusted to exclude amortization of negative goodwill:

	Year Ended December 31,
	2002	2001	2000
Net loss:
As reported	€(9,491)	€(10,857)	€(25,566)
Reverse: negative goodwill amortization	—	(1,268)	€(1,268)
As adjusted	€(9,491)	€(12,125)	€(26,834)

Net loss per share:
As reported	€(0.78)	€(0.89)	€(2.69)
Reverse: negative goodwill amortization	—	€(0.11)	€(0.13)
As adjusted	€(0.78)	€(1.00)	€(2.82)

In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections (SFAS 145).  This standard will require gains and losses from extinguishment of debt to be classified as extraordinary items only if they meet the criteria of unusual and infrequent in Opinion 30, Reporting the Results of Operations—Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. Any gain or loss on extinguishment will be recorded in the most appropriate line item to which it relates within net income before extraordinary items. SFAS 145 is effective for fiscal years beginning after May 15, 2002; however, certain sections are effective for transactions occurring after May 15, 2002.  The Company does not expect the adoption of this standard to have a material effect on its financial statements.

In July 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS 146).  This standard will require Companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan.  The standard replaces the existing guidance provided by EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).  The standard is effective for fiscal years beginning after December 31, 2002.  The Company does not expect the adoption of this standard to have a material effect on its financial statements.

In December 2002, the FASB issued Financial Accounting Standards No. 148, Accounting for Stock-Based Compensation — Transition and Disclosure (SFAS 148). This Statement amends SFAS 123 to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure provisions of SFAS 123 to require prominent disclosure about the effects on reported net income of an entity’s accounting policy decisions with respect to stock-based employee compensation. Finally, SFAS 148 amends APB Opinion No. 28, Interim Financial Reporting, to require disclosure about those effects in interim financial information. SFAS 148 is effective for fiscal years beginning after December 15, 2002.  The Company is in the process of assessing the impact of adopting SFAS 148.  In November 2002, the FASB issued FASB Interpretation No. 45 (FIN 45),  “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.”  FIN 45 requires a liability to be recognized at the time a company issues a guarantee for the fair value of the obligations assumed under certain guarantee agreements.  The provisions for initial recognition and measurement of guarantee agreements are effective on a prospective basis for guarantees that are issued or modified after December 31, 2002.  The Company is in the process of assessing the impact of adopting FIN 45.

In January 2003, the FASB issued FASB Interpretation No. 46 (FIN 46 or “the Interpretation”),  “Consolidation of Variable Interest Entities, an interpretation of ARB 51”.  FIN 46 addresses the consolidation of entities for which control is achieved through means other than through voting rights (“variable interest entities” or “VIE”) by clarifying the application of Accounting Research Bulletin No. 51, “Consolidated Financial Statements” to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.  FIN 46 provides guidance on how to determine when and which business enterprise (the “primary beneficiary”) should consolidate the VIE.  In addition, FIN 46 requires that both the primary beneficiary and all other enterprises with a significant variable interest in a VIE make additional disclosures.

The disclosure provisions of FIN 46 are effective in all financial statements initially issued after January 31, 2003.  FIN 46 is required to be immediately applied by all entities with a variable interest in a VIE created after January 31, 2003.  A public entity with a variable interest in a VIE created before February 1, 2003 is required to apply FIN 46 to that entity no later than the beginning of the first interim or annual reporting period beginning after June 15, 2003.  The Company is in the process of assessing the impact of adopting FIN 46 in its financial statements.  See Note 2 below for a discussion of the Company’s interests in unconsolidated entities.

NOTE 2 - EQUITY METHOD INVESTMENT AND RELATED PARTY TRANSACTIONS

ARETA INTERNATIONAL S.R.L.

In February 2000, the Company acquired a 37.4% share in Areta International S.r.l. (“Areta”), a service provider active in the field of cellular biology.  The Company accounts for its investment in Areta under the equity method as a component of prepaid expenses and other current assets. The Company’s investment in Areta was €94,excluding loans, as of December 31, 2002. The Company has recorded its proportionate share of the net income (losses) of Areta as a component of investment income (expense), totaling €3, €(36) and €(43) for the years ended December 31, 2002, 2001 and 2000, respectively. While the Company remains a shareholder in Areta, it is obliged under Italian law to fund its proportionate share of future losses of Areta.

In January 2000, the Company entered into an agreement to provide Areta with certain general and administrative services. The Company provided services totaling €128, €113 and €90 for the years ended December 31, 2002, 2001 and 2000, respectively, under this agreement. As of December 31, 2002 and 2001, the Company has recorded receivables of €139 and €63, respectively, for such services provided to Areta.  In December 2000, the Company issued a loan of €26 to Areta, which bears interest at 7% annually and is due on December 31, 2005.  As of and for the year ended December 31, 2002, Areta had total assets of €520, total liabilities of €493 and total revenues of €589.

Additionally, one non-executive member of the Company’s board of directors own, directly or indirectly, 19,4% of the registered capital of Areta as of December 31, 2002.

CONSORZIO ROBERTO LE PETIT

In 1998, the Company participated in founding the Consorzio Roberto Le Petit (“CRLP”), a research and development services provider. As at December 31, 2002, the Company had a 25% share in CRLP, however under the bylaw’s of CRLP, the Company is obligated to absorb 50% of CRLP’s losses.  The Company accounts for its investment in CRLP under the equity method. As of and for the year ended December 31, 2002, CRLP had total assets of €456, total liabilities of €477 and total revenues of €533.

Additionally, a member of the Company’s Board of Directors is also chairman of CRLP’s Board of Directors, and a member of the Company’s management is CRLP’s Chief Operating Officer.

NOTE 3 - MARKETABLE AND RESTRICTED SECURITIES

The following is a summary of the change in net unrealized holding (gains) losses included in loss (gain) on the Company’s securities classified as trading securities:

	For the Year Ended December 31,
Trading Securities:	2002	2001	2000

Change in net unrealized holding (gains) losses included in loss (gain) on trading securities	€129	€1,723	€(1,600)

The Company’s investments in trading securities consist of mutual funds and government bonds.

The following is a summary of information regarding the Company’s securities classified as available-for-sale securities:

Available-for-sale Securities	Gross Unrealized Holding Gains	Gross Unrealized Holding Losses	Aggregate Fair Value	Change in net unrealized holding gain (loss) recorded in other comprehensive income (loss) for the period then ended
Unrestricted
As of:
December 31, 2002	€1,280	€—	€1,683	€(3,174)
December 31, 2001	€5,239	€—	€6,098	€2,520
December 31, 2000	€1,935	€—	€3,578	€1,935

Restricted
As of:
December 31, 2002	€45	€—	€5,593	€184
December 31, 2001	€—	€—	€2,334	€(97)
December 31, 2000	€97	€—	€2,400	€97

The Company’s investments in unrestricted available-for sale securities consist of common stock of companies publicly traded in the United States, which were received under license and collaboration agreements with the companies.  Gross realized gains and losses on the sales of unrestricted available-for sale securities of €958 and €17, respectively, are included in investment income (expense) for the year ended December 31, 2002.  Investments in restricted available-for sale securities consist of mutual funds which guarantee advances received under certain government grant agreements. Gross realized gains on sales of restricted available-for-sale securities of €139 are included in investment income (expense) for the year ended December 31, 2002.  There were no sales of available-for sale securities during the years ended December 2001 and 2000.  Other-than-temporary reductions in market value of €156 and €784 relating to common stock classified as unrestricted available-for sale securities are included in investment expense for the years ended December 31, 2002 and 2001, respectively.

The following is a summary of information regarding the Company’s securities classified as held-to-maturity securities:

Held-to-maturity Securities	Amortized Cost	Gross Unrealized Holding Gains	Gross Unrealized Holding Losses	Aggregate Fair Value

As of:
December 31, 2002	€457	€—	€—	€457
December 31, 2001	€457	€—	€—	€457
December 31, 2000	€456	€—	€1	€455

The Company’s investments in held-to-maturity securities consist of corporate bonds. As of December 31, 2001, these securities were used to secure guarantees required by certain government grant arrangements, and thus were restricted as to their use.  During the year ended December 31, 2002, consistent with the terms of the related government grant arrangements, the need for guarantees lapsed and these securities were no longer restricted as to their use.  As of December 31, 2002, the contractual maturities of held-to-maturity securities ranged from May 2005 to January 2006.

NOTE 4 - PROPERTY, PLANT AND EQUIPMENT

The following is a summary of the Company’s property, plant and equipment:

	December 31,
	2002	2001	2000

Land	€388	€388	€—
Buildings	636	517	348
Laboratory equipment	3,757	2,954	1,065
Machinery, equipment and vehicles	2,014	1,736	1,117
Furniture and fixtures	153	137	47
	6,948	5,732	2,577
Less: accumulated depreciation and amortization	(2,522)	(1,562)	(775)
Construction in progress	10,329	2,418	400
	€14,755	€6,588	€2,202

Assets recorded under capital leases are included in property, plant and equipment disclosed in the table above, as follows:

	December 31,
	2002	2001	2000

Laboratory equipment	€776	€880	€487
Machinery, equipment and vehicles	206	206	206
	982	1,086	693
Less: accumulated amortization	(538)	(410)	(217)
	€444	€676	€476

NOTE 5 - ACCRUED LIABILITIES

The following is a summary of the Company’s accrued liabilities:

	December 31,
	2002	2001	2000

Accrued compensation and benefits	€1,828	€1,657	€1,636
Other accrued liabilities	—	63	101
	€1,828	€1,720	€1,737

NOTE 6 - BORROWINGS

In July 1998, the Company issued a convertible bond to 3i Group plc for total proceeds of €2,473.  The bond did not bear interest, was subdivided into three tranches and was convertible into an aggregate of 2,490,001 shares of the Company’s common stock upon the payment of an additional €10,329 in the aggregate, as required by the convertible bond agreement.  In September 1999, the first tranche of the bond was converted into 1,396,561 shares of the Company’s common stock upon the receipt of an additional €3,873.  In June 2000, the remaining two tranches of the convertible bond with an aggregate face value of €1,086 were converted into 1,093,430 shares of the Company’s common stock upon receipt of an additional €6,456.

In November 2000, the Company entered into a loan agreement with MIUR with regards to the funding of certain research projects undertaken by the Company.  Under this agreement, the Company received a loan of €429 with a stated interest rate of 2%, which matures in January 2011.  In June 2002, the loan agreement was amended to increase the loan amount by €832.

In March 2001, the Company entered into a financing agreement with a department of the Italian national government with regards to the design and construction of laboratory and manufacturing operations in the Basilicata region.  Under this agreement, the Italian government has made available to the Company a grant facility totaling €8,906 that may be drawn against by the Company.  In February 2002, the Company drew €2,671 of the grant facility, which has been recorded in advances received in the Company’s Consolidated Balance Sheet as of December 31, 2002 as this amount has not yet been utilized.

The Company has purchased certain securities, classified as restricted available-for-sale securities, which are held by a third-party in connection with guarantees required upon utilization of amounts under the grant facility.

In July 2002, the Company entered into a loan agreement with Monte dei Paschi di Siena Merchant S.p.A., acting for the Basilicata Region, with regards to the design and construction of laboratory and manufacturing operations in the Basilicata Region. Under the agreement, the Basilicata Region has made available to the Company, through Monte dei Paschi di Siena Merchant S.p.A, a loan facility of €7,474 which bears interest at EURIBOR at 6 months plus 1.65% (4.45% at December 31, 2002) and matures in 2012.This loan is collateralized by the related assets that will be acquired or constructed using the proceeds of the loan.  As of December 31, 2002, no amounts had been borrowed under this facility.

Future principal payments due under the Company’s borrowing agreements as of December 31, 2002 are as follows:

Year Ending December 31,

2003	€66
2004	133
2005	136
2006	139
2007	141
2008 and thereafter	518
1,133
Less: Current portion	(66)
Long-term debt, net of current portion	€1,067

NOTE 7 - COMMITMENTS

Operating lease payments primarily relate to the Company’s office space in Milan, laboratory and office facilities in Pisticci and certain equipment leases. Rental expense under these leases was €220, €141 and €1 for the years ended December 31, 2002, 2001 and 2000, respectively.

Future minimum lease payments under all noncancelable capital and operating leases in effect at December 31, 2002 are as follows:

Year Ending December 31,

	Capital Leases	Operating Leases	Total
2003	€173	€220	€393
2004	73	164	237
2005	—	103	103
2006	—	62	62
2007	—	10	10
2008 and thereafter	—		—
	246	€559	€805
Less imputed interest (at rates from 3.6% to 11.2%)	(9)
Present value of minimum lease payments	237
Less: Current portion	(165)
Long-term portion of obligations	€72

NOTE 8 - STOCKHOLDERS’ EQUITY

PREFERRED STOCK

In March 2000, the Company’s 499,200 outstanding shares of preferred stock were converted into an equal number of shares of the Company’s common stock.

COMMON STOCK

In September 2001, the Company’s shareholders approved a plan for the Company to repurchase up to a maximum of 1,200,000 shares of its common stock.  The Company repurchased 39,663 and 58,675 shares of its common stock during the years ended December 31, 2002 and 2001, respectively, which have been recorded as treasury stock.  The Company sold 21,530 shares of treasury stock during the year ended December 31, 2001. The Company did not sell shares of treasury stock during the year ended December 31, 2002.

 STOCK OPTIONS

In November 1999, the Company adopted the 1999 Stock Option Plan (the “1999 Plan”) to provide for grants of options to purchase up to 520,000 shares of common stock to employees, non-employee directors and independent contractors of the Company who are eligible to participate in the 1999 Plan.

In March 2000, the Company granted options to purchase 520,000 shares of the Company’s common stock.

These options were vested at the time of grant and had an exercise price of €1.00 per share, which was below the deemed fair market value of the Company’s common stock at the date of grant of €42.50 per share.  Accordingly, the Company has recorded compensation expense totaling €21,580 in its Consolidated Statement of Operations for the year ended December 31, 2000.  These options were all exercised in May 2000.

No stock options were outstanding or granted during the year ended December 31, 2001.

In June 2001, the Company adopted the 2001 Stock Option Plan (the “2001 Plan”) to provide for grants outstanding of options to purchase up to 250,000 shares of common stock to employees, non-employee directors and independent contractors of the Company who are eligible to participate in the 2001 Plan.  Options granted under the 2001 Plan will received variable treatment until exercised due to the terms of the 2001 Plan including clawback provisions and certain circumstances under which the exercise price of options granted under the plan will be adjusted.  The Company has not recorded compensation expense related to these variable stock options during the year ended December 31, 2002 as the exercise price of the stock options was greater than the fair value of the Company’s underlying common stock since the date of grant.

In February 2002, the Company granted options to purchase 250,000 shares of common stock under the 2001 Plan at an exercise price of €21.51 per share, which exceeded the fair market value of the Company’s common stock on the date of grant.  These options vest 30% on the first anniversary of the grant date, 30% on the second anniversary and 40% on the third anniversary, and expire in June 2006. Of these grants, options to purchase 235,000 shares of the Company’s common stock were granted to employees or non-employee members of the Company’s board of directors and options to purchase 15,000 shares were granted to non-employees.  The Company recorded stock-based compensation expense relating to research and development of €54 in the year ended December 31, 2002 related to the options granted to non-employees.  During the year, terminating employees forfeited unvested options to purchase 8,000 shares of the Company’s common stock, which were subsequently granted to other employees.

As of December 31, 2002, there were no options available for future grants under either the 1999 Plan or the 2001 Plan.  The Company has fully reserved shares of common stock for the exercise of stock options granted under the plans.

Stock option activity for the years ended December 31, 2002, 2001 and 2000 was as follows:

	Number	Weighted Average Exercise Price Per Share

Balance at January 1, 2000	—	—
Granted	520,000	€1.00
Exercised	(520,000)	€1.00
Canceled/Forfeited	—	—
Balance at December 31, 2000	—	—
Granted	—	—
Exercised	—	—
Canceled/Forfeited	—	—
Balance at December 31, 2001	—	—
Granted	258,000	€21.51
Exercised	—	—
Canceled/Forfeited	(8,000)	€21.51
Balance at December 31, 2002	250,000	€21.51

The Company applies the measurement principles of APB 25 in accounting for its employee stock options.  Had compensation expense for options granted to employees been determined based on the fair value at the grant date as prescribed by SFAS 123, the Company’s net loss and net loss per share would have been as indicated below:

	Year Ended December 31,
	2002	2001	2000
Net loss:
As reported	€(9,491)	€(10,857)	€(25,566)
Pro Forma	€(10,553)	€(10,857)	€(25,570)

Net loss per share:
As reported	€(0.78)	€(0.89)	€(2.69)
Pro Forma	€(0.87)	€(0.89)	€(2.69)

Had compensation expense for options granted to employees been determined based on the fair value at the grant date as prescribed by SFAS 123, there would have been no impact on the Company’s net loss and net loss per share for the year ended December 31, 2001, as no options were granted or outstanding during the year.

The fair value of each option grant made during the years ended December 31, 2002 and 2000 was estimated at the date of grant using the Black-Scholes method and minimum value method, respectively, based on the following assumptions:

	2002	2000

Risk-free interest rate	2.8%	4.2%
Expected average life (months)	48	2
Expected dividends	0%	0%
Volatility	60%	—

The risk-free interest rate was calculated in accordance with the grant date and expected average life.  The weighted-average per share fair value of options granted during the year ended December 31, 2002, all of which were granted with exercise prices greater than fair value of the Company’s common stock at the date of grant, was €4.93. The weighted-average per share fair value of options granted during the year ended December 31, 2000, all of which were granted with exercise prices less than fair value of the Company’s common stock at the date of grant, was €41.51.

NOTE 9 - INCOME TAXES

Differences between the tax bases of assets and liabilities and the related amounts recorded in the financial statements are reflected as deferred income taxes based on enacted tax rates. The net deferred tax assets have been reduced by a full valuation allowance for the periods presented based on management’s determination that the recognition criteria for realization have not been met.  As of December 31, 2002 the Company had aggregate net operating loss carryforwards of €28,386 to offset future taxable income for income tax purposes, of which €22,786 will expire between 2003 and 2007 and €5,600 do not expire. Should certain changes in the Company’s ownership occur, including those contemplated in Note 1, there could be limitations on the utilization of its net operating losses.

The components of the Company’s net deferred taxes were as follows:

	December 31,
	2002	2001
Assets:
Current:
Inventories	€1.102	€811
Deferred revenue	687	1.137
Other	503	71
Non-current:
Net operating loss carryforwards	9.651	4.632
Intangible assets	1.685	2.640
Property, plant and equipment	1.707	1.845
Other	12	12
Less: valuation allowance	(15.037)	(9.764)

Liabilities:
Current:
Marketable securities	(310)	(1.384)
Net deferred taxes	€—	€—

A reconciliation of the statutory rate applied to income (loss) before income taxes to the change in valuation allowance was as follows:

	Year Ended December 31,
	2002	2001	2000

Statutory rate applied to loss before income taxes	(40.3)%	(40.3)%	(40.3)%
Non-deductible stock-based compensation expense	0.2	—	30.4
Non-deductible expenses for local taxes	4.3	4.3	4.3
Capital expenditure tax benefit	(13.7)	—	—
Other non-deductible expenses	0.3	(5.8)	(1.1)
Change in valuation allowance	49.2	41.8	6.7
	—%	—%	—%

During the years ended December 31, 2002, 2001 and 2000, decreases of €1,131, €1,154 and €732, respectively, in the valuation allowance were attributable to deferred tax liabilities relating to available-for-sale securities which were included in equity.

NOTE 10 - SEGMENT INFORMATION

The Company operates as a single business segment as defined in SFAS No. 131,  “Disclosures about Segments of an Enterprise and Related Information.”

Revenue derived from external customers in varying geographic locations was as follows:

	Years Ended December 31,
	2002	2001	2000
Revenues by location of customer:
United States	€2,603	€3,682	€3,066
Italy	2,718	3,526	5,702
Other	127	25	64
	€5,448	€7,233	€8,832

Revenues derived from external customers by product was as follows:

	Years Ended December 31,
	2002	2001	2000
Revenues by type of service:

License fees and milestones	€1,182	€3,484	€3,066
Research and development consulting and contract services	1,872	365	188
Government grants	2,394	3,384	5,578
	€5,448	€7,233	€8,832

Revenues from MIUR were 15%, 44% and 62% of total revenues for the years ended December 31, 2002, 2001 and 2000, respectively.  Revenues from the Ministero per le Attività Produttive were 24%, 0% and 0% of total revenues for the years ended December 31, 2002, 2001 and 2000, respectively.  Revenues from Versicor were 29%, 28% and 2% of total revenues for the years ended December 31, 2002, 2001 and 2000, respectively.  Revenues from Genome Therapeutics Corp. were 18%, 0% and 0% of total revenues for the years ended December 31, 2002, 2001 and 2000, respectively.  Revenues from Intrabiotics Pharmaceuticals Inc. were 0%, 16% and 33% of total revenues for the years ended December 31, 2002, 2001 and 2000, respectively.

NOTE 11 – SUBSEQUENT EVENTS

The merger with Versicor Inc, as describe in Note 1, was consummated on February 28, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VICURON PHARMACEUTICALS INC.
(Registrant)

Date: June 6, 2003	By:	/s/ G.F. Horner III
George F. Horner III
President and Chief Executive Officer

EXHIBIT INDEX

Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibit.

Exhibit No.	Description
23.1	Consent of Independent Accountants